UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 1, 2018

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
Northwest Natural Holding Company an Oregon corporation 220 N.W. Second Avenue Portland, Oregon 97209 Telephone (503) 226-4211 82-4710680

1-15973	Northwest Natural Gas Company an Oregon corporation 220 N.W. Second Avenue Portland, Oregon 97209 Telephone (503) 226-4211 93-0256722

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, Northwest Natural Gas Company (NW Natural) has pursued the formation of a holding company to best position it to be able to respond to opportunities and risks in a manner that serves the best interests of its shareholders and customers. On October 1, 2018, the holding company restructuring was completed.

In order to effect the holding company restructuring, on October 1, 2018, under the terms of an agreement and plan of merger (Plan of Merger) between NW Natural, Northwest Natural Holding Company (NW Holdings) and NW Natural Merger Sub, Inc. (Merger Sub), Merger Sub merged into NW Natural (Merger) and each outstanding share of common stock of NW Natural converted into one share of common stock of NW Holdings. As a result of the Merger, the holders of NW Natural common stock immediately before the effective time of the Merger became holders of NW Holdings common stock, and NW Natural became a subsidiary of NW Holdings.

The conversion of shares in the Merger occurred automatically without an exchange of stock certificates. After the Merger, stock certificates that previously represented shares of NW Natural common stock now represent the same number of shares of NW Holdings common stock. Following the consummation of the Merger, shares of NW Holdings continue to trade on the New York Stock Exchange (NYSE) under the symbol “NWN”.

With the completion of the holding company restructuring, NW Holdings and its subsidiaries, considered together, hold all of the assets and have all of the liabilities, that NW Natural and its subsidiaries had immediately prior to the Merger. NW Natural continues to hold all of the assets and liabilities it had immediately prior to the Merger except that, as described below, certain subsidiaries of NW Natural have been transferred to NW Holdings and are no longer subsidiaries of NW Natural and NW Natural’s obligations under certain stock compensation plans have been assumed by NW Holdings.

This Current Report on Form 8-K is being filed for the purpose of establishing NW Holdings as a successor issuer to NW Natural with respect to its common stock pursuant to Rules 12g-3(a) and 15d-5(a) under the Securities Exchange Act of 1934, as amended (Exchange Act), and to disclose events required to be disclosed on Form 8-K with respect to NW Holdings and NW Natural relating to the holding company restructuring. As a result of Exchange Act Rule 12g-3(a), the common stock of NW Holdings is now considered to be listed on the NYSE by NW Holdings as successor to NW Natural and NW Holdings is subject to the reporting and other applicable requirements of the Exchange Act pursuant to Section 12(b) of the Exchange Act. NW Natural continues to be subject to the reporting and other applicable requirements of the Exchange Act as a result of the registration and offering of its debt securities, including its first mortgage bonds.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information included in Item 8.01 under “Completion of Holding Company Restructuring” is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information included in Item 8.01 under “Completion of Holding Company Restructuring” is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors of NW Natural immediately before the Merger became the directors of NW Holdings at the effective time of the Merger. The individuals serving as directors of NW Holdings are in the same classes, with terms expiring on the same dates, as were applicable to them as directors of NW Natural immediately prior to the effective time of the Merger. Such directors and their current committee positions are listed below:

Board and Committees

Director	Board	Audit	Organization and Executive Compensation	Governance	Finance	Public Affairs
David H. Anderson	X
Timothy P. Boyle	X					X
Martha L. “Stormy” Byorum	X	X		X	Chair	Ex Officio[1]
John D. Carter	X	Chair		X	X
Mark S. Dodson	X				X	X
C. Scott Gibson	X		Chair	X	X
Tod R. Hamachek	Chair	X		Chair
Jane L. Peverett	X		X			X
Kenneth Thrasher	X	X	X			Chair
Malia H. Wasson	X	X	X
Charles A. Wilhoite	X

(1)

Ms. Byorum also serves as a voting member of the Public Affairs and Environmental Policy Committee for purposes of its oversight of the Company’s environmental liability and insurance recovery matters.

The executive officers of NW Holdings and their positions are listed below:

Name	Office
David H. Anderson	President and Chief Executive Officer
Frank H. Burkhartsmeyer	Senior Vice President and Chief Financial Officer
MardiLyn Saathoff	Senior Vice President and General Counsel
Brody J. Wilson	Vice President, Treasurer, Chief Accounting Officer and Controller
Shawn M. Filippi	Vice President, Chief Compliance Officer and Corporate Secretary

Information concerning each such director and officer is included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 of NW Natural, which incorporates by reference certain portions of the definitive Proxy Statement for NW Natural’s May 24, 2018 Annual Meeting of Shareholders.

Compensation Plans

NW Natural maintained two stock compensation plans that had previously been approved by the shareholders of NW Natural (Stock Plans). The Long Term Incentive Plan provided for the grant of incentive stock options, nonstatutory stock options, stock awards and performance-based awards to employees and directors of NW Natural and its subsidiaries. The Employee Stock Purchase Plan provided for the sale of stock to employees of NW Natural and designated subsidiaries in an arrangement intended to qualify under Section 423 of the Internal Revenue Code. Upon consummation of the Merger, NW Holdings assumed all of NW Natural’s obligations under the Stock Plans, and the Stock Plans were restated as plans of NW Holdings. Each outstanding award of or option to purchase shares of NW Natural common stock granted under the Stock Plans was automatically converted into an award of or option to purchase the same number of shares of NW Holdings common stock with the same terms.

NW Natural also has deferred compensation plans payable in part in NW Natural common stock which were amended to relate to NW Holdings common stock rather than NW Natural common stock.

NW Natural entered into an amended and restated Change in Control Severance Agreement with each executive officer effective upon the consummation of the Merger.

NW Natural’s compensation plans were amended to conform to the new holding company structure and, except as noted above, no substantive changes were made to any of the plans. The consummation of the Merger did not accelerate the vesting schedule of options, restricted stock units or other awards granted to NW Natural’s executive officers.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 26, 2018, NW Holdings amended and restated its Articles of Incorporation and Bylaws to conform, in all material respects, to the Articles of Incorporation and Bylaws of NW Natural as in effect prior to the Merger. The amended and restated Articles and Bylaws are included in this filing as Exhibits 3.1 and 3.2, respectively.

As one of the ring-fencing measures by the regulatory orders authorizing the holding company restructuring, on October 1, 2018, NW Natural amended and restated its Articles of Incorporation to establish a new class of preferred stock consisting of one share of Limited Voting Junior Preferred Stock, $1 par value (Junior Preferred Stock). The amended and restated Articles of Incorporation are included in this filing as Exhibit 3.3. The Junior Preferred Stock is not entitled to receive or participate in any dividends and does not have any voting rights other than as required by law except that NW Natural may not commence a voluntary bankruptcy filing without the consent of the holder of the Junior Preferred Stock. The holder of the Junior Preferred Stock must be independent of NW Natural. On October 1, 2018, the single share of Junior Preferred Stock was issued to an entity which meets the eligibility requirements.

Item 7.01. Regulation FD Disclosure.

On October 1, 2018, NW Holdings and NW Natural issued a press release announcing the completion of the holding company restructuring. A copy of such press release is included in this filing as Exhibit 99.1.

Item 8.01. Other Events.

Completion of Holding Company Restructuring

As previously disclosed, NW Natural has pursued the formation of a holding company to best position it to be able to respond to opportunities and risks in a manner that serves the best interests of its shareholders and customers. On October 1, 2018, the holding company restructuring was completed.

In order to effect the holding company restructuring, on October 1, 2018, under the terms of the Plan of Merger, Merger Sub merged into NW Natural and each outstanding share of common stock of NW Natural converted into one share of common stock of NW Holdings. As a result of the Merger, the holders of NW Natural common stock immediately before the effective time of the Merger became holders of NW Holdings common stock, and NW Natural became a subsidiary of NW Holdings. The Plan of Merger is included in this filing as Exhibit 2.1.

The conversion of shares in the Merger occurred automatically without an exchange of stock certificates. After the Merger, stock certificates that previously represented shares of NW Natural common stock now represent the same number of shares of NW Holdings common stock. Following the consummation of the Merger, shares of NW Holdings continue to trade on the NYSE under the symbol “NWN”.

With the completion of the holding company restructuring, NW Holdings and its subsidiaries, considered together, hold all of the assets and have all of the liabilities, that NW Natural and its subsidiaries had immediately prior to the Merger. Each of NW Holdings’ subsidiaries is a separate legal entity with its own assets and liabilities. NW Natural continues to hold all of the assets and liabilities it had immediately prior to the Merger except that, as described herein, certain subsidiaries of NW Natural have been transferred to NW Holdings and are no longer subsidiaries of NW Natural and NW Natural’s obligations under certain stock compensation plans have been assumed by NW Holdings.

The completion of the holding company restructuring has resulted in the following:

•	former holders of outstanding shares of NW Natural common stock hold shares of NW Holdings common stock;

•

NW Holdings owns all of the outstanding shares of NW Natural common stock, and NW Natural continues to own Northwest Energy Corporation and its wholly owned subsidiary, which comprise part of NW Natural’s regulated gas utility business (Utility Subsidiaries);

•	all of the subsidiaries formerly owned by NW Natural, except the Utility Subsidiaries, are owned by NW Holdings;

•	the outstanding first mortgage of NW Natural will continue to be obligations of NW Natural and will not be direct obligations of, or guaranteed by, NW Holdings; and

•

stock options, restricted stock units and similar securities issued under executive compensation and other employee benefit plans will be satisfied with an equal number of shares of NW Holdings common stock and the plans were modified to relate to NW Holdings common stock.

Information concerning the directors and executive officers of NW Holdings is included in Item 5.02 hereof. The directors and executive officers of NW Natural are the same persons, and hold the same positions, as had been the case at NW Natural immediately prior to the Merger except that, in accordance with the regulatory orders which authorized the holding company restructuring, an additional independent director of NW Natural who is not also on the NW Holdings Board of Directors has been appointed by the Board of Directors of NW Natural, effective as of October 2, 2018. The new director of NW Natural is Steven E. Wynne. Mr. Wynne has served since 2012 as the Executive Vice President of Moda, Inc., a diversified insurance and pharmacy company, and also serves on the board of directors of two public companies and three privately-held companies.

All of the exhibits filed by NW Natural with the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the interim periods during the fiscal year ended December 31, 2018, are considered to be exhibits applicable to NW Holdings as a successor to NW Natural except to the extent such exhibits are superseded.

On October 1, 2018, NW Natural notified the NYSE of the completion of the holding company restructuring. As a result of the conversion of the common stock of NW Natural to shares of the common stock of NW Holdings, the NYSE has informed NW Natural that it will file with the Securities and Exchange Commission (SEC) a notification on Form 25 to remove the common stock of NW Natural that had been listed on the NYSE from listing by NW Natural on the NYSE and from registration under Section 12(b) of the Exchange Act. As a result of Exchange Act Rule 12g-3(a), the common stock of NW Holdings is now considered to be listed on the NYSE by NW Holdings as successor to NW Natural and to be registered with the SEC under Section 12(b) of the Exchange Act.

In addition, NW Natural intends to file with the SEC a certification and notice of termination on Form 15 requesting that its reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to its common stock be suspended and terminated. NW Natural will continue to be subject to the reporting and other applicable requirements of the Exchange Act as a result of the registration and offering of its debt securities, including its first mortgage bonds.

Registration Statements

As disclosed in our Current Report on Form 8-K filed September 24, 2018, following the completion of the holding company restructuring, NW Holdings and NW Natural intend to file a registration statement on Form S-3 and post-effective amendments to registration statements on Form S-8 with the SEC with respect to offerings from time to time of NW Holdings and NW Natural securities.

Description of NW Holdings Common Stock

General

The following is a summary of certain rights and privileges of NW Holdings’ common stock. For a complete description, reference is made to NW Holdings’ Amended and Restated Articles of Incorporation (the NW Holdings Articles) and its Amended and Restated Bylaws (the NW Holdings Bylaws), and to the Oregon Business Corporation Act (the OBCA).

Under the NW Holdings Articles, NW Holdings is authorized to issue 100,000,000 shares of common stock and 3,500,000 shares of preferred stock. The Board of Directors is authorized under the NW Holdings Articles to provide for the issuance from time to time of preferred stock in one or more series, and as to each series to fix and determine the relative rights and preferences, serial designation, dividend rate, redemption prices, voluntary and involuntary liquidation prices, sinking fund provisions for the redemption or purchase of shares, if any, and conversion provisions, if any, applicable to shares of such series.

Dividends and Liquidation Rights

Except as hereinafter stated, holders of NW Holdings’ common stock will be entitled to receive dividends declared by the Board of Directors and to receive ratably on liquidation any assets which remain after payment of liabilities. If the Board of Directors of NW Holdings fixes the rights of preferred stock and issues preferred stock, such preferred stock will be entitled, in preference to the common stock, (1) to cumulative dividends at the annual rate fixed for each series by the Board of Directors, and (2) in voluntary and involuntary liquidation, to the amounts fixed for each series by the Board of Directors, plus in each case, unpaid accumulated dividends.

If dividends on the preferred stock are in arrears, no dividends on the common stock may be paid or declared. Future series of the preferred stock could contain sinking fund, purchase or redemption obligations under which no dividends on the common stock may be paid or declared while such obligations are in default. Common stock dividends also may be restricted by the provisions of future instruments pursuant to which NW Holdings may issue long-term debt.

Voting Rights

Except as provided by law or as described below, only NW Holdings’ common stock has voting rights. Cumulative voting is permitted by the NW Holdings Articles to holders of common stock at elections of directors.

Classification of the Board of Directors

The Board of Directors of NW Holdings will consist of not less than nine nor more than 13 persons, as determined by the Board, divided into three classes as nearly equal in number as possible. Under the NW Holdings Articles, one class is elected for a three-year term at each annual meeting of shareholders. Vacancies, including those resulting from an increase in the size of the Board, may be filled by a majority vote of the directors then in office, to serve until the next annual meeting of shareholders. One or more of the directors may be removed, with or without cause, by the affirmative vote of the holders of not less than two-thirds of the shares entitled to vote thereon; provided, however, that if fewer than all of the directors should be candidates for removal, no one of them shall be removed if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the class of directors of which such director shall be a part. Except for those persons nominated by the Board, no person shall be eligible for election as a director unless a request from a shareholder entitled to vote in the election of directors that such person be nominated and such person’s consent thereto shall be delivered to the Corporate Secretary of NW Holdings within the time period specified in advance of the meeting at which such election shall be held. The foregoing provisions may not be amended or repealed except by the affirmative vote of the holders of not less than two-thirds of the shares entitled to vote at an election of directors.

Transactions with Related Persons

Under the NW Holdings Articles, NW Holdings shall not enter into any business transaction with a related person or in which a related person shall have an interest (except proportionately as a shareholder of NW Holdings) without first obtaining both (1) the affirmative vote of the holders of not less than two-thirds of the outstanding shares of the capital stock of NW Holdings not held by such related person, and (2) the determination of a majority of the continuing directors that the cash or fair market value of the property, securities or other consideration to be received per share by the holders, other than such related person, of the shares of each class or series of the capital stock of NW Holdings in such business transaction shall not be less than the highest purchase price paid by such related person in acquiring any of its holdings of shares of the same class or series, unless the continuing directors by a majority vote shall either (a) have expressly approved the acquisition of the shares of the capital stock of NW Holdings that caused such related person to become a related person, or (b) have expressly approved such business transaction. As used in this paragraph: a “business transaction” includes a merger, consolidation, reorganization or recapitalization, a purchase, sale, lease, exchange, transfer, mortgage or other disposition of all or a substantial part (10% or more) of the property and assets of NW Holdings or a related person, an issuance, sale, exchange or other disposition of securities of NW Holdings and a liquidation, spin-off or dissolution; a “related person” includes a person, organization or group thereof owning 10% or more of the capital stock of NW Holdings; “continuing directors” are those whose nominations for directorship shall have been approved by a majority of the directors in office on the effective time of the Merger or by a majority of the then continuing directors. The foregoing provisions may not be amended or repealed except by the affirmative vote of the holders of not less than two-thirds of the shares of the capital stock of NW Holdings (other than shares held by related persons).

Preemptive Rights

The holders of NW Holdings common stock do not have preemptive rights.

Rights of Dissent

Under the OBCA, a shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares in the event of (only to the extent the shareholder is entitled to vote thereon) a merger, stock exchange, sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business (with certain exceptions), or certain specified charter amendments. Under the OBCA, dissenters’ rights do not apply to the holders of any class or series that were registered on a national securities exchange on the record date for the meeting of shareholders at which the corporate action giving rise to dissenters’ rights is to be approved.

Certain Anti-Takeover Matters

The NW Holdings Articles and NW Holdings Bylaws include a number of provisions that may have the effect of discouraging persons from acquiring large blocks of its stock or delaying or preventing a change in its control. The material provisions that may have such an effect include:

•	establishment of a classified Board of Directors, whereby one-third of the Board stands for election each year;

•

limitations on certain business transactions (including mergers, consolidations, plans of exchange) with any person or entity and any persons or entities related thereto who beneficially own 10% or more of the capital stock of NW Holdings;

•	authorization for NW Holdings’ Board of Directors (subject to any applicable law) to issue preferred stock in series and to fix rights and preferences of the series;

•	advance notice procedures with respect to nominations of directors or proposals other than those adopted or recommended by NW Holdings’ Board of Directors;

•	requirement that holders of not less than two-thirds of the shares entitled to vote are required to remove directors or to amend certain provisions of the NW Holdings Articles; and

•	requirement that NW Holdings Bylaws may only be amended or repealed by resolution of a majority of the Board of Directors, subject to repeal or change by action of the shareholders.

NW Holdings is subject to the provisions of sections 60.825 to 60.845 of the OBCA, which generally provide that if a person or entity acquires 15% or more of NW Holdings’ voting stock (“interested shareholder”), NW Holdings and such interested shareholder and any affiliate may not engage in the following business combinations for a period of three years following the date that person became an interested shareholder:

•	a merger or Plan of Merger;

•

any sale, lease, mortgage or other disposition of the assets of the corporation where the assets have an aggregate market value equal to 10% or more of the aggregate market value of NW Holdings’ assets or outstanding capital stock; and

•	transactions that result in the issuance of capital stock to the shareholder that acquired 15% or more of the voting stock.

These restrictions do not apply if:

•

the Board of Directors approved the share acquisition or business combination that resulted in the person becoming an interested shareholder before the time such person became an interested shareholder;

•

as a result of the share acquisition, the person became an interested shareholder and 85% owner of the voting stock, excluding shares owned by persons who are directors and also officers and shares owned by certain employee benefit plans; or

•

the business combination transaction is approved by the Board of Directors and authorized by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested shareholder.

NW Holdings is also subject to the provisions of the Oregon Control Share Act (OCSA), which generally provide that a person who acquires voting stock in a transaction which results in such person holding more than 20%, 33-1/3% or 50% of the total voting power cannot vote the shares it acquires in the acquisition unless voting rights are accorded to such control shares by the holders of a majority of the outstanding voting shares, excluding the control shares held by such person and shares held by officers and inside directors, and by the holders of a majority of the outstanding voting shares, including shares held by officers and inside directors. This vote would be required at the time an acquiring person’s holdings exceed 20% of the total voting power, and again at the time the acquiring person’s holdings exceed 33-1/3% and 50%, respectively. The acquiring person may, but is not required to, submit an “acquiring person statement” setting forth certain information about the acquiring person and its plans with respect to NW Natural. The acquiring person statement may also request that NW Natural call a special meeting of shareholders to determine whether the control shares will be allowed to retain voting rights. If the acquiring person does not request a special meeting of shareholders, the issue of voting rights of control shares will be considered at the next annual meeting or special meeting of shareholders that is held more than 60 days after the date of the acquisition of control shares. Shares are not deemed to be acquired in a control share acquisition if, among other things, they are acquired from the issuing corporation, or are issued pursuant to a plan of merger or exchange effected in compliance with the OBCA and the issuing corporation is a party to the merger or exchange agreement.

The OCSA and the OBCA have anti-takeover effects because they will encourage any potential acquirer to negotiate with NW Natural’s Board of Directors and will also discourage potential acquirers unwilling to comply with the provisions of these laws. An Oregon corporation may provide in its articles of incorporation or bylaws that the laws described above do not apply to its shares. NW Natural has not adopted such a provision and neither the NW Holdings Articles nor the NW Holdings Bylaws contain such a provision.

NW Natural is also subject to Oregon Revised Statutes Chapter 757.511 which generally provides that no person, directly or indirectly, may acquire the power to exercise any substantial influence over the policies and actions of a public utility without first securing from the Public Utility Commission of Oregon (OPUC) an order authorizing such acquisition if such person is, or by such acquisition would become, an “affiliated interest” with such public utility as defined by

Oregon law. Any applicant requesting such an order bears the burden of showing that granting the application is in the public interest. This provision of Oregon law may have anti-takeover effects by subjecting potential acquisitions of NW Natural or NW Holdings to OPUC review and approval.

Limitation of Liability; Indemnification

Article VI of the NW Holdings Articles eliminates the personal liability of directors for conduct as a director to the full extent permitted under the OBCA. Article VII of the NW Holdings Articles provides for indemnification of directors. The NW Holdings Bylaws contain provisions indemnifying directors, officers, employees and agents against expenses, judgments, fines and amounts paid in settlement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

Exhibit Index

Exhibit No.	Description of Exhibit

2.1(a)	Agreement and Plan of Merger by and among Northwest Natural Gas Company, Northwest Natural Holding Company, and NWN Merger Sub, Inc., dated as of March 7, 2018 (incorporated by reference from the Current Report on Form 8-K filed by Northwest Natural Gas Company on March 13, 2018)

2.1(b)	Amendment to Agreement and Plan of Merger between Northwest Natural Gas Company, Northwest Natural Holding Company, and NWN Merger Sub, Inc., dated September 26, 2018

3.1	Amended and Restated Articles of Incorporation of Northwest Natural Holding Company

3.2	Amended and Restated Bylaws of Northwest Natural Holding Company

3.3	Amended and Restated Articles of Incorporation of Northwest Natural Gas Company

5.1	Legal Opinion of Stoel Rives LLP regarding the validity of the securities of Northwest Natural Holding Company

10.1	Northwest Natural Holding Company Long Term Incentive Plan, as amended and restated as of October 1, 2018

10.2	Form of Change in Control Severance Agreement between Northwest Natural Gas Company and each executive officer, as amended and restated as of October 1, 2018

10.3	Northwest Natural Gas Company Deferred Compensation Plan for Directors and Executives, as amended and restated as of October 1, 2018

10.4	Northwest Natural Gas Company Executive Deferred Compensation Plan, as amended and restated as of October 1, 2018

10.5	Northwest Natural Gas Company Directors Deferred Compensation Plan, as amended and restated as of October 1, 2018

10.6	Northwest Natural Gas Company Executive Supplemental Retirement Income Plan, as amended and restated as of October 1, 2018

10.7	Northwest Natural Gas Company Supplemental Executive Retirement Plan, as amended and restated as of October 1, 2018

10.8	Northwest Natural Gas Company Executive Annual Incentive Plan, as amended and restated as of October 1, 2018

10.9	Northwest Natural Gas Company Supplemental Trust, as amended and restated as of October 1, 2018

10.10	Northwest Natural Gas Company Umbrella Trust For Executives, as amended and restated as of October 1, 2018

10.11	Northwest Natural Gas Company Umbrella Trust For Directors, as amended and restated as of October 1, 2018

99.1	Press Release issued on October 1, 2018 by Northwest Natural Gas Company and Northwest Natural Holding Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

Northwest Natural Holding Company

Date: October 1, 2018	By:	/s/ David H. Anderson
Name: David H. Anderson Title: President and Chief Executive Officer

Northwest Natural Gas Company

Date: October 1, 2018	By:	/s/ David H. Anderson
Name: David H. Anderson Title: President and Chief Executive Officer